                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement            [_]   CONFIDENTIAL, FOR USE OF THE
                                                  COMMISSION ONLY (AS PERMITTED
[  ]  Definitive Proxy Statement                  BY RULE 14A-6(E)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-12

                         Artesian Resources Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                         ARTESIAN RESOURCES CORPORATION
                               664 Churchmans Road
                             Newark, Delaware 19702

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 1, 2002

To the holders of Class B Common Stock and
Class A Non-Voting Common Stock of Artesian Resources Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ARTESIAN RESOURCES CORPORATION, a Delaware corporation (the "Company"), will be held at the offices of the Company located at 664 Churchmans Road, Newark, Delaware 19702, at 1:30 p.m. on May 1, 2002 (the "Annual Meeting"). A list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, during ordinary business hours, beginning on April 19, 2002 and continuing through the Annual Meeting.

         At the Annual Meeting, you will be asked to:

         1.       Elect two directors;

         2. Consider and vote upon a proposal to approve and adopt an amendment to the Company's Restated Certificate of Incorporation, as amended ("Restated Certificate"), to increase the total number of authorized shares of capital stock of the Company from 4,730,868 to 16,230,868, and to increase the number of authorized shares of the Class A Non-Voting Common Stock from 3,500,000 to 15,000,000; and

         3. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Only holders of record of the Company's Class B Common Stock at the close of business on April 1, 2002 will be entitled to notice of and to vote on the election of directors.

         Holders of record of the Company's Class B Common Stock and Class A Non-Voting Common Stock at the close of business on April 1, 2002 will be entitled to notice of and to vote with respect to the proposed amendment to the Restated Certificate.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING; BUT TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. THE PROXY WILL NOT BE USED IF YOU ATTEND AND VOTE AT THE ANNUAL MEETING IN PERSON.

         YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                    By Order of the Board of Directors


                                    Joseph A. DiNunzio,
                                    Secretary
April 3, 2002

                         ARTESIAN RESOURCES CORPORATION

                                 PROXY STATEMENT

              ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 1, 2002

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Artesian Resources Corporation, a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:30 p.m. (local time) on May 1, 2002, at the offices of the Company located at 664 Churchmans Road, Newark, Delaware 19702, and at any adjournments thereof. If the enclosed form of proxy is signed, dated and returned, all shares represented thereby will be voted as directed therein. This Proxy Statement and the enclosed form of proxy card are being mailed to stockholders of the Company on or about April 3, 2002.

         The Company will pay printing, mailing and other out-of-pocket expenses in connection with the solicitation of proxies by and on behalf of the Board. The Company has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a fee estimated at $7,000, plus reimbursement of out-of-pocket expenses. In addition to the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telecopy, telephone and personal interviews.

         As of April 1, 2002, the record date for the determination of stockholders entitled to vote at the Annual Meeting, the Company had ___________ outstanding shares of Class B Common Stock, par value $1.00 per share (the "Class B Stock"), and ___________ outstanding shares of Class A Non-Voting Common Stock, par value $1.00 per share (the "Class A Stock"). The holders of the Class B Stock are entitled to vote with respect to the election of directors and the proposed amendment to the Restated Certificate to increase the total number of authorized shares of the Company's capital stock and to increase the total number of shares of the Class A Stock. In addition, a separate class vote by the holders of the Class A Stock is required with respect to the increase in the total number of authorized shares of the Class A Stock. Each holder of the Class B Stock and the Class A Stock will have the right to one vote for each share of which the holder is the owner of record as of the close of business on April 1, 2002.

         Shares held for employees in the Company's 401(k) Deferred Compensation Plan (the "401(k) Plan") and Supplemental 401(k) Retirement Plan (the "Supplemental Plan") will be voted by the trustees of the plans in accordance with voting instruction returned to the trustees by participants in the plans. In the event voting instructions are not received, the trustees may vote such shares. Regardless of the size of your holdings, you are encouraged to complete and return the proxy, so that all your shares may be voted at the meeting in accordance with your instruction.

         The presence of a majority of the outstanding shares of the Class B Stock in person or by proxy will constitute a quorum for the election of directors and the proposal to approve the amendment to the Restated Certificate. Provided a quorum is present, directors will be elected by a plurality of the votes validly cast in the election and the affirmative vote of a majority of the outstanding shares of the Class B stock represented in person or by proxy will be sufficient for approval of the proposed amendment to the Restated Certificate to increase the total number of authorized shares of capital stock of the Company from 4,730,868 to 16,230,868 shares, and to increase the total number of authorized shares of the Class A Stock from 3,500,000 to 15,000,000 shares. In addition, a separate class vote by the holders of the Class A Stock is required to approve the portion of the proposed amendment to the Restated Certificate relating to the increase in the total number of authorized shares of the Class A Stock. The presence of a majority of the outstanding shares of the Class A Stock in person or by proxy will constitute a quorum with respect to the vote on the portion of the amendment relating to the increase in the total number of authorized shares of the Class A Stock. Provided a quorum is present, the affirmative vote of a majority of the outstanding shares of the Class A Stock represented in person or by proxy is required to adopt this increase in the authorized shares of the Class A Stock.

         With regard to the election of directors, votes may be cast in favor of or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. With regard to the proposal to amend the Restated Certificate, votes may be cast in favor of or against the proposal, or an abstention may be specified. Abstentions from voting will be included in determining whether a quorum is present, but will have the effect of votes against the proposed amendment to the Restated Certificate. In addition, where brokers submit proxies but are otherwise prohibited and thus must refrain from exercising discretionary authority in voting shares on certain matters for beneficial owners who have not provided voting instructions with respect to such matters (commonly referred to as "broker non-votes"), those shares will be included in determining whether a quorum exists but will have the effect of a vote against the proposal to amend the Restated Certificate.

         With respect to any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the votes cast by stockholders entitled to vote thereon is required to take action, unless a greater percentage is required by law, the Restated Certificate or the Company's By-laws. For determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Broker non-votes and abstentions will have no effect.

         If a signed proxy is returned and the stockholder has not given direction with respect to a voting matter in which such stockholder is entitled to vote, the shares will be voted with respect to that matter by the proxy agents as recommended by the Board.

                             REVOCABILITY OF PROXIES


         Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before it is voted by delivering to the Secretary of the Company at or before the Annual Meeting a subsequent written notice of revocation or by executing and dating a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting. A proxy may also be revoked by attending the Annual Meeting and voting in person.


PROPOSAL NO. 1 - ELECTION OF TWO DIRECTORS

         In accordance with the provisions of the Company's By-laws, the Board is divided into three classes. Members of each class serve for three years and one class is elected each year.


         At the Annual Meeting, two directors, representing one class, will be elected to serve a three year term and until their successor shall have been elected and qualified or until their earlier resignation or removal. The Board recommends the election to the Board of Mr. John R. Eisenbrey, Jr. and Ms. Dian
C. Taylor. Each was last re-elected at the 1999 Annual Meeting of Stockholders.


         Information concerning the nominees for election as directors is presented below. Each nominee has consented to be named and, if elected, to serve as a director. The persons named as proxy agents in the enclosed proxy cards intend (unless instructed otherwise by a stockholder) to vote for the election of Mr. John R. Eisenbrey, Jr. and Ms. Dian C. Taylor as directors. Should either become unable to accept nomination or election, which is not anticipated, the proxy agents intend to vote for the election of a substitute nominee designated by the Board, unless the Board elects to reduce the number of directors that constitutes the entire Board or leave the position vacant.


Name of Nominee             Age     Information About Nominee                                             Served As
                                                                                                        Director Since
John R. Eisenbrey, Jr.      46      Director; owner and President of Bear Industries, Inc., a                1993
                                    privately held mechanical contracting firm specializing in fire protection, for more than fifteen years. Mr. Eisenbrey is the nephew of Dian C. Taylor and Norman H. Taylor, Jr. He serves on the Audit; Personnel, Compensation, and Benefits; and Stock
                                    Option Committees.

Dian C. Taylor              56      Director; Chair of the Board since July 1993, and Chief                  1991
                                    Executive Officer and President of the Company and its
                                    subsidiaries since September 1992. Ms. Taylor has been employed by Artesian since August 1991.  She was formerly a consultant to the Small Business Development Center at the University of
                                    Delaware from February 1991 to August 1991; and owner and
                                    President of Achievement Resources Inc. from 1977 to 1991.
                                    Achievement Resources, Inc. specialized in strategic planning, marketing, entrepreneurial and human resources development consulting. Ms. Taylor was a marketing director for SMI, Inc.
                                    from 1982 to 1985.

         The Board unanimously recommends that the holders of Class B Stock vote FOR the election of Mr. John R. Eisenbrey, Jr. and Ms Dian C. Taylor as directors of the Company.


         Information concerning each of the other current directors of the Company whose terms are not up for election at the Annual Meeting is set forth below. The term of Kenneth R. Biederman will expire at the 2003 Annual Meeting of Stockholders. The terms of Norman H. Taylor, Jr. and William C. Wyer will expire at the 2004 Annual Meeting of Stockholders.

                                                                                                            Served As
Name of Director                Age                      Information About Director                       Director Since
Kenneth R. Biederman            58      Director; Professor of Finance at the College of Business and         1991
                                        Economics of the University of Delaware since May 1996. Interim
                                        Dean of the College of Business and Economics of the University
                                        of Delaware from February 1999 to June 2000. Dean of the College of Business and Economics of the University of Delaware from 1990 to 1996. Director of Chase Manhattan Bank USA from 1993 to 1996.
                                        Formerly a financial and banking consultant from 1989 to 1990 and
                                        President of Gibraltar Bank from 1987 to 1989. Previously Chief
                                        Executive Officer and Chairman of the Board of West Chester
                                        Savings Bank; Economist and former Treasurer of the State of New
                                        Jersey and Staff Economist for the United States Senate Budget
                                        Committee. He serves on the Executive; Audit; Personnel,
                                        Compensation and Benefits; Budget; and Stock Option
                                        Committees.

Norman H. Taylor, Jr.           62      Director; Manager of Facilities and Vehicle Maintenance of            2001
                                        Artesian Water Company, Inc. since July 1997. Mr. Taylor has been employed by Artesian Water Company, Inc. since 1965 and has held various operational and supervisory positions within the Company.
                                        Mr. Taylor is the brother of Dian C. Taylor and the uncle of John
                                        R. Eisenbrey, Jr. He serves on the Budget Committee.

William C. Wyer                 55      Director; Managing Director of Wilmington Renaissance Corporation     1991
                                        (formerly Wilmington 2000) since January 1998. Wilmington
                                        Renaissance Corporation is a private organization seeking to revitalize the City of Wilmington, Delaware. Mr. Wyer has served as a director of GMAC Bank since August 200l. President of
                                        AllNation Life Insurance and Senior Vice President of Blue
                                        Cross/Blue Shield of Delaware from September 1995 to January
                                        1998. Managing Director of Wilmington 2000 from May 1993 to
                                        September 1995. Formerly President of Wyer Group, Inc. from 1991 to 1993 and Commerce Enterprise Group from 1989 to 1991, both of which are management consulting firms specializing in operations reviews designed to increase productivity, cut overhead and increase competitiveness, and President of the Delaware State
                                        Chamber of Commerce from 1978 to 1989. He serves on the
                                        Executive; Audit; Budget; and Personnel, Compensation and
                                        Benefits; and Stock Option Committees.

                                        3

PROPOSAL NO. 2 - AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

The Board is proposing an amendment to the Restated Certificate to increase the number of total authorized shares of capital stock from 4,730,868 to 16,230,868 shares, and to increase the total number of authorized shares of the Class A Stock from 3,500,000 to 15,000,000 shares.

Proposed Stock Split

The Board has declared a three-for-two split of the Class A Stock and the Class B Stock (collectively, the "Common Stock") in the form of a stock dividend, subject to stockholder approval of the proposed amendment to increase the authorized shares of the Company's capital stock and the Class A Stock. The Board declared the stock split to, among other things, reduce the trading price of the Class A Stock to a level that makes it more affordable to a broader range of investors and increase the trading volume of the Class A Stock. The Restated Certificate also requires that in order to effect a dividend on the Class A Stock, including a stock split in the form of a dividend distribution, the Board must declare and pay the same dividend per share on the Class B Stock. The stock split will not occur unless the amendment proposed in this Proposal No. 2 is approved because the number of shares of Class A Stock that the Company is currently authorized to issue is not sufficient to effect the stock split. There are presently sufficient authorized shares of Class B Stock to effect the proposed stock split of the Class B Stock; however, the declaration of a three-for-two stock split of the Class B Stock approved by the Board is subject to the Company's ability to consummate the proposed split of the Class A Stock. Therefore, the stock split of the Class B Stock also will not occur unless the amendment to increase both the total authorized shares of the Company's capital stock and the total number of authorized shares of the Class A Stock under this Proposal No. 2 is approved.

If the amendment proposed in this Proposal No. 2 is approved by the stockholders, the record date for determining the shares of Common Stock subject to the stock split will be May 3, 2002 ("Dividend Record Date"), and certificates evidencing additional shares of the Class A Stock and the Class B Stock, as the case may be, issuable as a result of the stock split will be distributed on or about May 17, 2002. In the event the number of shares of Common Stock issuable to a stockholder as a result of the stock split includes a fraction of a share, except as set forth below, such stockholder will receive, in lieu of such fractional share, an amount of cash, without interest thereon, determined by multiplying (i) with respect to the Class A Stock, the closing sale price per share of the Class A Stock as reported on the Nasdaq National Market on the Dividend Record Date, and with respect to the Class B Stock, the last sale price as reported on the OTC Bulletin Board on the Dividend Record Date, by (ii) thirty-three and one-third percent (33 1/3%). Stockholders that hold shares under the Company's Dividend Reinvestment and Stock Purchase Plan will be allocated fractional shares under the plan.

None of the share-related data in this Proxy Statement is adjusted to take account of the proposed stock split.


Purpose and Effect of the Proposed Amendment

After the stock split, if this Proposal No. 2 is approved, the Company will have approximately __________ shares of the Class A Stock outstanding, leaving approximately _________ shares of the Class A Stock available for future issuance for valid corporate purposes such as acquisitions, financings, incentive compensation and stock dividends. There currently are no arrangements, agreements or understandings for the issuance or use of the additional authorized shares of the Class A Stock that would become available under this Proposal No. 2, other than the proposed stock split, issuances permitted or required under the Company's Incentive Stock Option Plan (the "ISO Plan") and 1992 Non-Qualified Stock Option Plan (the "NQSO Plan"). However, the Board is considering raising funds for the Company during the fiscal year 2002 through a debt and/or equity offering. If an equity offering is completed, the Company intends to use these additional shares of the Class A Stock. There can be no assurance that either a debt or an equity offering will be initiated or completed by the Company.. The Board does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law or the rules of the Nasdaq National Market.

If this Proposal No. 2 is approved, each of the newly authorized shares of the Class A Stock will have the same rights and privileges as the currently authorized shares of the Class A Stock. The proposed amendment will not change the currently authorized number of shares of the Company's preferred stock, which will remain designated in the following amounts: 10,868 shares of 7% Prior Preferred Stock, par value $25.00 per share; 80,000 shares of Cumulative Prior Preferred Stock, par value $25.00 per share; and 100,000 shares of Series Preferred Stock, par value $1.00 per share. As of March 1, 2002, the Company had 10,868 shares of 7% Prior Preferred Stock outstanding, 8,000 shares of 9.96% Cumulative Prior Preferred Stock outstanding and no shares of Series Preferred Stock outstanding.

Stockholders do not have preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and, therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power (as applicable), and other interests of the existing stockholders.

Approval of this Proposal No. 2 could have an anti-takeover effect, although that is not its intention. For example, if the Company were the subject of a hostile takeover attempt, it could attempt to impede the takeover by issuing additional shares of the Class A Stock, thereby diluting the voting power of the other outstanding shares (to the extent that the holders of the Class A Stock would be entitled to vote on the transaction) and increasing the potential costs of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby eliminating the opportunity for the Company's stockholders to realize a higher price for their shares than is generally available in the public markets at the time. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this Proposal No. 2 is not presented with the intent that it be utilized as a type of anti-takeover device.

Upon stockholder approval of the proposed amendment described in this Proposal No. 2, the Company will file an Amendment to the Restated Certificate, incorporating the proposed amendment, in substantially the same form as presented in Appendix A of this Proxy Statement, with the Secretary of State of the State of Delaware.

The Board reserves the right, pursuant to and in compliance with the applicable provisions of Delaware corporate law, to cancel the proposed amendment to increase the authorized shares of Company's capital stock or the increase in the authorized shares of the Class A Stock at any time prior to such time as the actual amendment to the Restated Certificate, as contemplated by this Proposal No. 2, is filed with the office of the Secretary of State of the State of Delaware and becomes effective, or to cancel the proposed stock split either before or after the proposed amendment is filed and effective.

The Board recommends a vote FOR the proposed amendment to the Restated Certificate to increase the total number of authorized shares of capital stock of the Company from 4,730,868 to 16,230,868 shares, and to increase the total number of authorized shares of the Class A Common Stock from 3,500,000 to 15,000,000 shares.


                            COMPENSATION OF DIRECTORS

         Directors receive an annual retainer fee of $5,000 paid in advance. Each director receives $900 for each Board meeting attended, $400 for each committee meeting attended on the day of a regular Board meeting and $800 for each committee meeting attended on any other day and $450 for each workshop attended. The chair of each Committee receives an annual retainer of $500.


                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Board, which met 12 times in 2001, has established five committees: the Executive Committee, the Audit Committee, the Personnel, Compensation and Benefits Committee, the Budget Committee and the Stock Option Committee. Information with respect to the committees is set forth below.

         Each director attended at least 75% of the aggregate of the meetings of the Board and the committee or committees on which he or she served.

         The Executive Committee reviews the implementation of the Company's strategic vision and provides guidance to management. The Committee may exercise all the powers and authority of the Board except as specifically limited by the Company's By-laws. During 2001, the Executive Committee met two times.

         The Budget Committee reviews the annual operating and capital budgets prepared by management and monitors actual results in comparison to those projected. During 2001, the Budget Committee met three times.

         The Personnel, Compensation and Benefits Committee reviews the compensation and benefits for all employees and makes recommendations regarding employee compensation and benefits, officers' salaries and fees paid to members of the Board. During 2001, the Personnel, Compensation and Benefits Committee met three times.

         The Stock Option Committee determines whether and what amounts of shares should be granted under the ISO Plan and the NQSO Plan. During 2001, the Stock Option Committee met once.

         The Company has no Nominating Committee.

         The Audit Committee reviews the procedures and policies relating to the internal accounting procedures and controls of the Company, and provides general oversight with respect to the accounting principles employed in the Company's financial reporting. Members of the Audit Committee are non-employee directors. As part of its activities, the Audit Committee meets with representatives of the Company's management and independent accountants. The Audit Committee has considered the extent and scope of non-audit services provided to the Company by its outside accountants and has determined that such services are compatible with maintaining the independence of the outside accountants. The Audit Committee makes a recommendation each year to the Board concerning the choice of the Company's independent accountants. During 2001, the Audit Committee met three times.

                             AUDIT COMMITTEE REPORT

         The Audit Committee reviews the Company's financial reporting processes on behalf of the Board of Directors and operates under a formal written charter approved and adopted by the Board. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 with the Company's management and with KPMG LLP, the independent auditors for the Company. Management is responsible for the financial statements and the reporting process. The independent auditors are responsible for expressing an opinion on the conformity of those audited statements with generally accepted accounting principals.

         The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). In addition, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), the Audit Committee has received the written disclosures and the letter from the independent auditors required under this standard, and the Audit Committee has discussed with the independent auditors the auditors' independence from the Company with the Company's management.

Fees Billed by Independent Auditors

         The Company incurred the following fees for services provided by KPMG LLP, the Company's independent auditors, for 2001.

Audit Fees

         Aggregate fees for the 2001 year-end audit and the review of the Company's Quarterly Reports on Form 10-Q during 2001 were $90,000.

Financial Information Systems Design and Implementation Fees

         KPMG LLP did not provide any services related to financial information systems design and implementation in 2001.

All Other Fees

         Aggregate fees for all other services rendered, including tax return preparation, and work relating to certain of the Company's proposed acquisitions were $89,000 for 2001.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2001 be included in the Company's Annual Report on Form 10-K for the fiscal year 2001, for filing with the Securities and Exchange Commission.

         After considering the provision of services encompassed within the disclosure above about Financial Information Systems Design and Implementation Fees and All Other Fees, the Audit Committee has determined that the provision of such services is compatible with maintaining KPMG LLP's independence.


The Audit Committee,

Kenneth R. Biederman, Chairman
John R. Eisenbrey, Jr.
William C. Wyer

             SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND
                         CERTAIN OTHER BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of the equity securities of the Company, as of March 1, 2002, for each director and nominee for director, each executive officer named in the Summary Compensation Table, all directors and executive officers as a group, and each beneficial owner of more than five percent (5%) of the outstanding shares of any class of the Company's voting securities, based in each case on information furnished to the Company.

                                  Class A Non-Voting               Class B Common             7% Prior Preferred
                                     Common Stock                       Stock                        Stock
                               shares(1)      percent(2)      shares(1)      percent(2)     shares(1)    percent(2)
                               ------         -------         ------         -------        ------       -------
Dian C. Taylor (3)              43,288           2.6%          51,645          13.2%            24           --
664 Churchmans Road
Newark, Delaware 19702

Kenneth R. Biederman (3)        25,500           1.5%              --            --             --           --

John  R. Eisenbrey, Jr. (3)(4)  25,063           1.5%          19,820(4)        5.1%            --           --
15 Albee Drive
Newark, Delaware 19702

Norman H. Taylor, Jr. (3)(5)     7,197            --          101,007(5)       25.8%            24           --
1597 Porter Road
Bear, Delaware 19701

William C. Wyer                 24,000           1.5%              --            --             --           --

Joseph A. DiNunzio (3)(6)       15,621            --               46            --             --           --

Bruce P. Kraeuter (3)           13,984            --               --            --             --           --

David B. Spacht (3)              9,294            --               84            --             31           --

John J. Schreppler, II             500            --               --            --             --           --

John M. Thaeder (3)              6,334            --              606            --             --           --

Hilda Taylor                    35,736           2.2%          52,407          13.4%           285          2.6%
4 East Green Valley Circle
Newark, DE  19711

Louisa Taylor Welcher (7)        9,078            --           41,681          10.5%           201          1.8%
219 Laurel Avenue
Newark, DE  19711

Directors and Executive        171,281           9.9%         173,208          44.2%            79           --
Officers as a Group
(11 individuals)(8)

-----------------
(1) The nature of ownership consists of sole voting and investment power unless otherwise indicated. The amount also includes all shares issuable to such person or group upon the exercise of options held by such person or group to the extent such options are exercisable within 60 days after March 1, 2002.

(2) The percentage of the total number of shares of the class outstanding is shown where that percentage is one percent or greater. Percentages for each person are based on the aggregate number of shares of the applicable class outstanding as of March 1, 2002, and all shares issuable to such person upon the exercise of options held by such person, to the extent such options are exercisable within 60 days of that date.

(3)      Includes options to purchase shares of the Class A Stock as follows:
         Ms. Taylor (22,000 shares); Mr. Biederman (18,000 shares); Mr. Eisenbrey (4,729 shares); Mr. Taylor (3,600 shares); Mr. Wyer (18,000 shares); Mr. DiNunzio (12,600 shares); Mr. Kraeuter (9,100 shares); Mr. Spacht (8,352 shares); and Mr. Thaeder (3,600 shares).

(4) Includes 347 shares of the Class B Stock owned by a trust, of which Mr. Eisenbrey, Jr. is a trustee and has a beneficial ownership interest, and 196 shares of the Class B Stock held in custodial accounts for Mr. Eisenbrey, Jr.'s daughters.

(5) Includes 718 shares of the Class B Stock and 173 shares of the Class A Stock owned by Mr. Taylor's wife for which Mr. Taylor disclaims beneficial ownership.

(6) Includes 12 shares of the Class A Stock held in custodial accounts for Mr. DiNunzio's sons.

(7) Includes 64 shares of the Class B Stock held jointly by Ms. Welcher's husband and son, 730 shares of the Class B Stock held by Ms. Welcher's sons, 26 shares of the Company's 7% Prior Preferred Stock held by Ms. Welcher's sons, 137 shares of the Class A Stock held by Ms. Welcher's husband and 690 shares of the Class A Stock held by Ms. Welcher's sons, for which Ms. Welcher disclaims beneficial ownership.

(8)      Includes options to purchase 99,981 shares of the Class A Stock.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934, as amended, directors, officers and certain beneficial owners of the Company's equity securities are required to file reports of their transactions in the Company's equity securities with the Securities and Exchange Commission on specified due dates. In 2001, reports of transactions by all directors, officers and such beneficial holders were timely filed, with the exception of a late filed Form 4 for Kenneth Biederman, reporting the sale of 800 shares of Class A Stock. In making this statement, the Company has relied on the written representations of its directors, officers and five percent (5%) stockholders and copies of the reports that they filed with the Securities and Exchange Commission.

                           SUMMARY COMPENSATION TABLE

Executive Compensation

The following table sets forth a summary of the compensation for the three most recent fiscal years earned by the Chief Executive Officer and the next five highest paid executive officers whose annual salaries and bonuses exceeded $100,000.

                                              Annual Compensation                   Long Term Compensation
                                          ---------------------------           -------------------------------
                                                                                 Number of
                                                                 Other          Securities
    Name and                            Salary      Bonus        Annual     Underlying Options       All Other
Principal Position           Year         ($)        ($)      Compensation      Awarded (#)       Compensation ($)
-----------------------     -----     ---------   ---------   ------------  ------------------   -----------------
Dian C. Taylor              2001       204,615    75,665(1)      29,554            8,000             16,687(4)
Chair, CEO & President      2000       193,270    45,947(2)      18,540(3)         3,000             17,492(4)
                            1999       175,000     2,758         14,262(3)         8,000             15,639(4)

Joseph A. DiNunzio, Senior  2001       142,692    49,115(1)       1,313            5,000             13,211(4)
Vice President & Secretary  2000       133,270    20,628(2)         671            3,000             12,003(4)
                            1999       115,000     3,505            570            2,500             10,358(4)

David B. Spacht, Vice       2001       131,250    35,236(1)         959            3,000             10,134(4)
President, Treasurer &      2000       125,962    18,046(2)       1,071            3,000              8,827(4)
Chief Financial Officer     1999       115,000     2,725          1,668            2,500              8,060(4)

Bruce P. Kraeuter           2001       116,106    35,424(1)       1,980            3,000             12,393(4)
Vice President  of          2000       112,808    10,272(2)       1,507            3,000             10,469(4)
Engineering & Water Supply  1999        94,000     2,785          1,220            2,500              8,552(4)

John M.Thaeder              2001       116,106    33,735(1)       1,807            3,000              6,738(4)
Vice President of           2000       106,538     9,839(2)       2,193            3,000              5,526(3)
Planning & Distribution     1999        91,385     2,662          1,421            2,500              2,402(3)

John J. Schreppler, II      2001       121,154    32,113(1)       3,000               --                 --
Assistant Secretary &       2000        53,232       155             --               --                 --
General Counsel               --            --        --             --               --                 --

-------------------------
(1) Includes the realized value of the stock awards and cash bonuses approved by the Personnel, Compensation and Benefits Committee on October 1, 2001 under the Company's Cash and Stock Bonus Compensation Plan to Ms. Taylor and Messrs. DiNunzio, Kraeuter, Spacht, Thaeder and Schreppler on October 1, 2001. Ms. Taylor received 1,200 shares of Class A Stock and $18,580 in cash. Mr. DiNunzio received 750 shares of Class A Stock and $14,005 in cash. Mr. Kraeuter received 500 shares of Class A Stock and $9,004 in cash. Mr. Spacht received 500 shares of Class A Stock and $8,829 in cash. Mr. Thaeder received 500 shares of Class A Stock and $9,004 in cash. Mr. Schreppler received 500 shares of Class A Stock and $8,566 in cash. The cash portion of the bonuses were issued to cover the individual tax liability associated with the stock bonuses issued. The fair market value of the Class A Stock issued (and included in the table above) was $26.25 per share based on the closing price on the Nasdaq National Market on the date of the award.

(2) Includes the realized value of stock awards and cash bonuses approved by the Personnel, Compensation and Benefits Committee on October 1, 2001 under the Company's Cash and Stock Bonus Compensation Plan to Ms. Taylor and Messrs. DiNunzio, Kraeuter, Spacht and Thaeder on March 29, 2000. Ms. Taylor received 1,000 shares of Class A Stock and $20,855 in cash. Mr. DiNunzio received 500 shares of Class A Stock and $9,424 in cash. Mr. Kraeuter received 200 shares of Class A Stock and $2,859 in cash. Mr. Spacht received 200 shares of Class A Stock and $2,159 in cash. Mr. Thaeder received 200 shares of Class A Stock and $2,438 in cash. The cash portion of the bonuses were issued to cover the individual tax liability associated with the stock bonuses issued. The fair market value of the Class A Stock issued (and included in the table above) was $22.125 per share based on the closing price on the Nasdaq National Market on the date of the award.

(3)      Includes $19,300 in 2001, $11,200 in 2000 and $12,650 in 1999 received as compensation for attendance at meetings of the Board and its committees. In 2001 and 2000, Ms. Taylor received $8,958 and $5,764, respectively, in medical expense reimbursements from the Company's Officer's Medical Reimbursement Plan.

(4) The Company contributes two percent of an eligible employee's gross earnings to the 401(k). In addition, the Company matches fifty percent of the first six percent of the employee's gross earnings that the employee contributes to the plan. Ms. Taylor received $8,793, $9,755 and $8,634 in Company contributions to the 401(k) Plan in 2001, 2000 and 1999, respectively. Mr. DiNunzio received $6,325, $6,670 and $5,753 in Company contributions to the 401(k) Plan in 2001, 2000 and 1999, respectively. Mr. Spacht received $2,533, $2,522 and $2,303 in Company contributions to the 401(k) Plan in 2001, 2000 and 1999, respectively. Mr. Kraeuter received $6,788, $5,951 and $4,786 in Company contributions to the 401(k) Plan in 2001, 2000 and 1999 respectively. Mr. Thaeder received $6,738, $5,625 and $2,402 in Company contributions to the 401(k) Plan in 2001, 2000 and 1999, respectively. In addition, effective October 1, 1994, the Company established the Supplemental Plan. All employees hired before April 26, 1994 and under the age of sixty at that date are eligible for the Supplemental Plan. Employees over the age of sixty waived participation in the Supplemental Plan in order to receive Company paid medical, dental and life service. Ms. Taylor received $7,894, $7,736 and $7,006 in Company contributions to the Supplemental Plan in 2001, 2000 and 1999, respectively. Mr. DiNunzio received $6,886, $5,336 and $4,606 in Company contributions to the Supplemental Plan in 2001, 2000 and 1999, respectively. Mr. Spacht received $7,600, $6,305 and $5,757 in Company contributions to the Supplemental Plan in 2001, 2000 and 1999, respectively. Mr. Kraeuter received $5,605, $4,518 and $3,766 in Company contributions to the Supplemental Plan in 2001, 2000 and 1999, respectively.

Option Grants in Last Fiscal Year

         The following table sets forth information regarding options granted in the 2001 fiscal year to the executive officers named in the Summary Compensation Table above.

                                                                                             Potential Realizable Value
                                                                                                      at Assumed
                                                                                            Annual Rates of Stock Price
                                            Individual Grants                              Appreciation for Option Term(1)
                      -----------------------------------------------------------------   ----------------------------------
                          % of Total
Name/Number of          Options Granted    Market Price     Exercise or
Securities Underlying   to Employees in     on Date of    Base Price per     Expiration
Options Granted          Fiscal Year        Grant ($)        Share ($)          Date          0%($)      5%($)        10%($)
--------------------- ------------------   ------------   ---------------    ------------   -------     -------     ---------
Dian C. Taylor
     3,000(2)               10.6              24.400          21.960         May 30, 2001    7,320      53,355       123,982
     5,000(3)               17.6              24.400          26.840         May 30, 2006      --       21,506        62,282
Joseph A. DiNunzio
     5,000(3)               17.6              24.400          24.400         May 30, 2011      --       76,725       194,437
Bruce P. Kraeuter
     3,000(3)               10.6              24.400          24.400         May 30, 2011      --       46,035       116,662
David B. Spacht
     3,000(3)               10.6              24.400          24.400         May 30, 2011      --       46,035       116,662
John M. Thaeder
     3,000(3)               10.6              24.400          24.400         May 30, 2011      --       46,035       116,662
John J. Schreppler
     3,000(3)               10.6              24.400          24.400         May 30, 2011      --       46,035       116,662

-------------------
(1) Amounts represent the hypothetical gains that could be achieved from the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of zero percent (0%), five percent (5%) and ten percent (10%) compounded annually from the date the respective options were granted to their expiration date based upon the grant price.

(2) Option granted for Class A Stock under the NQSO Plan. These grants vest in six months following the date of grant.

(3) Option granted for Class A Stock under the ISO Plan. These grants vest annually in five equal installments from the date of grant.

Option Exercises and Fiscal Year End Values

         The following table provides certain information concerning option exercises during fiscal 2001 by the executive officers named in the Summary Compensation Table, and year-end option value.

                   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
----------------------------------------------------------------------------------------------------------------------------
                                                              Number of Securities Underlying      Value of Unexercised
                                 Shares             Value      Unexercised Options at Fiscal       In-the-Money Options
                               Acquired on        Realized              Year End (#)               at Fiscal Year End ($)
  Name                         Exercise (#)         ($)         Exercisable/Unexercisable(1)    Exercisable/Unexercisable(2)
------------                  --------------   --------------  ------------------------------   ----------------------------
Dian C. Taylor                       --                --               22,000 / 8,000             280,034 / 44,020

Joseph A. DiNunzio                   --                --               12,600 / 8,900             190,630 / 66,366

Bruce P. Kraeuter                    --                --                9,100 / 6,900             127,533 / 53,286

David B. Spacht                   2,602            30,980                8,352 / 6,900             116,005 / 53,286

John M. Thaeder                      --                --                3,600 / 6,900              42,253 / 53,286

John J. Schreppler                   --                --                    0 / 3,000                   0 / 19,620

----------------
(1)      All securities represent options to purchase shares of the Class A
         Stock.

(2) The value of unexercised in-the-money options is calculated based on the closing price of the Class A Stock on the Nasdaq National Market on the date of grant of the option.

              TRANSACTIONS WITH MANAGEMENT AND AFFILIATED INTERESTS

         The Company's office building and shop complex are leased by Artesian Water Company, Inc. ("Artesian Water"), the Company's regulated water utility subsidiary, at an annual rental of approximately $180,000 from White Clay Realty, a partnership which includes, among others, Dian C. Taylor, Louisa Welcher (sister of Dian C. Taylor and Norman H. Taylor, Jr.), the estate of Ellis D. Taylor (the uncle of Dian C. Taylor and Norman H. Taylor, Jr.) and a trust in which John R. Eisenbrey, Jr. is one of the trustees and in which he has a beneficial interest. The initial term of the lease expired in 1997. Artesian Water exercised its option for the first of three five-year renewal periods under the lease, extending the term through 2002. The lease may be terminated at any time by Artesian Water through the purchase of the leased facilities for (1) an amount equal to the sum of any mortgage on such facilities and any accrued rental to date or (2) fair market value of the facilities, whichever is higher.

         In 2001, Artesian Water purchased for $875,000, certain parcels of land for water production wells from Glendale Enterprises Limited, a company wholly-owned by the estate of Ellis D. Taylor.

         On April 29, 1999, the Company entered into an agreement with Ellis D. Taylor, who has since passed away, and his spouse Helena C. Taylor (the "Taylors") to repurchase 126,353 shares of Class B Stock and 24,165 shares of Class A Non-Voting Common Stock (the "Taylor Stock") owned by the Taylors. On May 4, 1999, the Company executed a promissory note (the "Note") in the principal amount of $4,450,000 representing the purchase price of the Taylor Stock. Commencing on June 30, 1999, the Note is payable quarterly, on a calendar basis, over a four year period. The outstanding balance on the Note bears interest in an amount based on the quarterly dividend that the Taylors would have received on the Taylor Stock transferred to, but not yet paid for by, the Company. In addition, the principal installment is adjusted on a quarterly basis to reflect changes in the book value per common share of the Company as reported in its most recent quarterly financial statement distributed to stockholders prior to the quarterly payment. For the year ended December 31, 2001, principal payments (including book value adjustments) totaled $1,182,000 and interest payments totaled $78,000. At December 31, 2001, the Company had $1,390,000 outstanding under the promissory note.


                             INDEPENDENT ACCOUNTANTS

         KPMG LLP has been engaged by the Company to serve as its independent accountants since 1994. A representative of KPMG LLP will attend the Annual Meeting. This representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                                  ANNUAL REPORT

         The Company's Annual Report for the year ended December 31, 2001, including financial statements and other information with respect to the Company, is enclosed with this Proxy Statement. Additional copies of this Annual Report may be obtained by writing to the Secretary of the Company at 664 Churchmans Road, Newark, Delaware 19702.

                                  OTHER MATTERS

         Management is not aware of any other matters that may come before the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named in the enclosed proxy card will vote upon such business in accordance with their best judgment.

           STOCKHOLDER PROPOSALS FOR THE COMPANY'S NEXT ANNUAL MEETING

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's offices located at 664 Churchmans Road, Newark, Delaware 19702, not later than December 4, 2002 in order to be included in the Proxy Statement and form of proxy relating to that meeting. However, if the date of the next Annual Meeting is more than 30 days from the anniversary date of the Meeting, in order to be included in the Proxy Statement and form of proxy relating to that meeting, a stockholder's notice must be received a reasonable time before the Company begins to print and mail the proxy materials for such Annual Meeting. In addition, such proposals must comply with the requirements of Rule 14a-8, as promulgated under Regulation 14A the Securities Exchange Act of 1934, as amended, and their inclusion in the proxy statement will be determined pursuant to Rule 14a-8..

         If a stockholder of the Company wishes to present a proposal before the Company's 2003 Annual Meeting but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the Company's offices located at 664 Churchmans Road, Newark, Delaware 19702. The Company must receive such notice no later than March 2, 2003 and no earlier than January 31, 2003. However, if the date of the 2003 Annual Meeting is more than 30 days prior to, or more than 60 days after, the anniversary date of the Annual Meeting, to be timely, a stockholder's notice must be received not earlier than 90 days prior to the 2003 Annual Meeting and not later than the later of (i) 60 days prior to the 2003 Annual Meeting and (ii) 10 days following the day on which notice of the date of the 2003 Annual Meeting was mailed or was made public. In addition, such proposals must comply with the requirements of the Company's By-laws. If a stockholder fails to provide timely notice of a proposal to be presented at the 2003 Annual Meeting, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

         It is important that your shares be represented at the Annual Meeting. Stockholders are urged to mark, date, execute and return promptly the accompanying proxy card in the enclosed envelope.




                                        By Order of the Board of Directors,



                                        Joseph A. DiNunzio
                                        Secretary

April 3, 2002


Appendix A - Amendment to Restated Certificate of Incorporation, as amended Appendix B - Audit Committee Charter

                                                                      Appendix A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                      RESTATE CERTIFICATE OF INCORPORATION
                                       OF
                         ARTESIAN RESOURCES CORPORATION

                      -------------------------------------

    Under Section 242 of the General Corporation Law of the State of Delaware

                      -------------------------------------


                  Artesian Resources Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), for the purpose of amending its Restated Certificate of Incorporation, as amended (the "Restated Certificate of Incorporation"), pursuant to Section 242 of the DGCL, does hereby certify as follows:

         1. That Article FOURTH, Section I. of the Restated Certificate of Incorporation be amended and restated in its entirety to read as follows:

         "FOURTH: Section I. Authorized Shares and Designations. The total number of shares of all classes of stock that the Corporation shall have authority to issue is 16,230,868. Such shares shall be divided as follows:

                  1. 10,868 shares of 7% Prior Preferred Stock, par value $25.00 per share, designated 7% Prior Preferred Stock, aggregating $271,700.00;
                  2. 80,000 shares of Cumulative Prior Preferred Stock, par value $25.00 per share, designated Cumulative Prior Preferred Stock, aggregating $2,000,000.00;
                  3. 15,000,000 shares of Class A Non-Voting Common stock, par value $1.00 per share, designated Class A Non-Voting Common Stock;
                  4. 1,040,000 shares of Class B Common Stock, par value $1.00 per share, designated Class B Common Stock; and
                  5. 100,000 shares of Series Preferred Stock, par value $1.00 per share.

                  The powers, preferences, and rights, and the qualifications, limitations, or restrictions of the designated classes and series of stock of the Corporation are as follows:"

         2. That the amendment set forth above has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the ___ day of ______, 2002.

                                   ARTESIAN RESOURCES CORPORATION

                                   By:____________________________________
                                        Dian C. Taylor
                                        Chief Executive Officer and President

                                                                      Appendix B

Artesian Resources Corporation

                    Audit Committee of the Board of Directors

                                Committee Charter

Purpose:

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting and legal compliance that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

Review and appraise the audit efforts of the Company's independent accountants.

Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

Composition:

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Meetings:

         As part of its job to foster open communications, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its Chair, should meet with the independent accountants and management quarterly to review the Company's financials.

         Minutes of each meeting are to be prepared and delivered to each committee member and to directors who are not members of the committee. If the secretary of the corporation has not taken the minutes, they should be sent to him or her for permanent filing.

Responsibilities and Duties:

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

1. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the independent accountants all significant relationships the independent accountants have with the Company to determine the accountants' independence.

2. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

3. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

4. Review the proposed scope of the annual year-end audit with the independent accountants before they begin their examination to determine that management has imposed no restrictions and that any problem areas will get special attention.

Financial Reporting Processes

1. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

2. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal accounting department.

Process Improvement

1. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgements made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgements.

2. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information. Review the results of the year-end audit with the independent accountants to determine whether the independent accountants are satisfied with the financial statements and related disclosures. At the same time, the Committee shall obtain sufficient information about the examination to enable it to respond to inquiries by the full Board. The Board shall rely upon the Committee to recommend whether the financial statements should be approved for inclusion in the annual report.

3. Consider the nature of the independent accountant's report letter and, in situations where other than an unqualified report is contemplated, obtain a complete explanation. The Committee shall ascertain that the independent accountants were not restricted in performing their examination. The Committee shall receive explanations for significant adjustments proposed but not recorded and adjustments recorded but not previously contemplated. The Committee shall be responsible for obtaining all relevant information about the audit and communicating it in a meaningful manner to the full Board.

4. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

5. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Legal Compliance

1. Ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

2. Review as appropriate, with the Company's legal counsel, any legal matter that could have a significant impact on the Company's financial statements.

3. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                         ARTESIAN RESOURCES CORPORATION

                         CLASS A NON-VOTING COMMON STOCK

                                      PROXY

   This proxy is solicited on behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders.

The undersigned hereby appoints Kenneth R. Biederman, Norman H. Taylor, Jr. and William C. Wyer, or any one of them with power of substitution in each, to represent the undersigned as proxies at the Annual Meeting of Stockholders of Artesian Resources Corporation (the "Company") to be held on May 1, 2002 (the "Annual Meeting"), and at any adjournment thereof, and thereat to vote the same number of shares as the undersigned would be entitled to vote if then personally present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW.

         (IMPORTANT TO BE SIGNED AND DATED BELOW. THANK YOU FOR VOTING.)

Please mark votes as in this example [ X ].

PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK OF THE COMPANY FROM 4,730,868 TO 16,230,868, AND TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF THE CLASS A NON-VOTING STOCK FROM 3,500,000 TO 15,000,000

          [ ] FOR            [ ] AGAINST                 [ ] ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposed amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the total authorized shares of the Company's capital stock and the Class A Non-Voting Stock. In their discretion, the proxies listed above are authorized to vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Place Signature below:


--------------------------------------------
                                                      Date: _____________, 2002
--------------------------------------------

Note: Please sign this proxy exactly as name(s) appear hereon. When signing as attorney-in-fact, executor, administrator, trustee, or guardian, please add your title as such, and if signed as a corporation, please sign with full corporate name by duly authorized officer or officers. If a partnership, please sign in partnership name by authorized person. Where stock is issued in the name of two or more persons, all such persons should sign.

                         ARTESIAN RESOURCES CORPORATION

                              CLASS B COMMON STOCK

                                      PROXY

   This proxy is solicited on behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders.

The undersigned hereby appoints Kenneth R. Biederman, Norman H. Taylor, Jr. and William C. Wyler, Jr., or any one of them with power of substitution in each, to represent the undersigned as proxies at the Annual Meeting of Stockholders of Artesian Resources Corporation (the "Company") to be held on May 1, 2002 (the "Annual Meeting"), and at any adjournment thereof, and thereat to vote the same number of shares as the undersigned would be entitled to vote if then personally present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH OF THE PROPOSALS LISTED BELOW.

         (IMPORTANT TO BE SIGNED AND DATED BELOW. THANK YOU FOR VOTING.)

Please mark votes as in this example [ X ].

1.       ELECTION OF TWO (2) DIRECTORS

         NOMINEES:  John R. Eisenbrey, Jr.
                    Dian C. Taylor

         [  ]  FOR all nominees listed (except as marked to the contrary below)
         [  ]  AGAINST all nominees listed

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line below)

                                  ----------------------------------------------

2. PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK OF THE COMPANY FROM 4,730,868 TO 16,230,868, AND TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF THE CLASS A NON-VOTING STOCK FROM 3,500,000 TO 15,000,000

         [ ]  FOR          [ ]  AGAINST        [ ]  ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposed amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the total authorized shares of the Company's capital stock and the Class A Non-Voting Stock, and FOR the listed nominees in the election of the two (2) directors. In their discretion, the proxies listed above are authorized to vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Place signature below:

----------------------------------

----------------------------------                    Date: _____________, 2002

Note: Please sign this proxy exactly as name(s) appear hereon. When signing as attorney-in-fact, executor, administrator, trustee, or guardian, please add your title as such, and if signed as a corporation, please sign with full corporate name by duly authorized officer or officers. If a partnership, please sign in partnership name by authorized person. Where stock is issued in the name of two or more persons, all such persons should sign.